                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: March 27, 2000


                       CHASE MORTGAGE FINANCE CORPORATION
                ------------------------------------------------
                           (Exact Name of Registrant)

           Delaware                           333-56081                           52-1495132
------------------------------     -------------------------------     --------------------------------
(State or other jurisdiction       (Commission File Number)            (IRS Employer
of incorporation)                                                      Identification No.)


         343 Thornall Street, Edison, NJ                     08837
         -----------------------------------------------     ------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

Item 5.    Other Events:


           On or about March 27, 2000, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2000-S1 and Series 2000-S2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

           Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c). Exhibits

                     Exhibits             Description
                     ----------           ---------------

                     20.1 Monthly Reports with respect to the March 27, 2000 distribution

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 5, 2000

                                    THE CHASE MANHATTAN BANK,
                                    As Paying Agent, on behalf of Chase
                                    Mortgage Finance Corp.


                                    By:  /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name:  Andrew M. Cooper
                                    Title: Trust Officer

                                 INDEX TO EXHIBITS
                                 -----------------

Exhibit No.                      Description
---------------                  -----------------
20.1                             Monthly Reports with respect to the
                                 distribution to certificateholders on March 27, 2000.